UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):  September 28, 2004


                    INTEGRATED PERFORMANCE SYSTEMS, INC.
                    ------------------------------------
            (Exact name of registrant as specified in its charter)



            New York                   000-30794               11-3042779
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                  Identification No.)


            10501 FM 720 East                                    75035
              Frisco, Texas                                    (Zip Code)
 (Address of principal executive offices)


                                (972) 381-1212
             (Registrant's telephone number, including area code)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [  ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

 ITEM 3.02.     UNREGISTERED SALES OF EQUITY SECURITIES

    On September 28, 2004 we issued to unrelated parties, based on an average share price of approximately $.30 per share, an aggregate of 11,676,000 restricted shares of our par value $.01 common stock ("Common Stock") in consideration of the forgiveness of debt and other financial obligations of the Company aggregating approximately $3,456,000, as follows:

      1) 250,000 shares of Common Stock were issued in consideration of forgiveness of debt of approximately $79,000 and cancellation of an option to purchase 231,200 shares of Common Stock at an exercise price of $1.50 per share;

      2) 94,000 shares of Common Stock were issued in satisfaction of accrued dividends on our Series D Preferred Stock of approximately $28,000;

      3) 3,226,000 shares of Common Stock were issued in consideration of forgiveness of debt of approximately $959,000;

      4) 2,000,000 shares of Common Stock were issued in consideration of forgiveness of debt of approximately $529,000 and an option to purchase certain real estate;

      5) 148,000 shares of Common Stock were issued in conversion of 74 shares of our Series D Preferred Stock, with a face value of $74,000, at a conversion price of $.50 per share;

      6) 784,000 shares of Common Stock were issued in satisfaction of accrued dividends on our Series A Preferred Stock of approximately $235,000;

      7) 5,174,000 shares of Common Stock were issued in consideration of forgiveness of debt and in satisfaction of accrued dividends on our Series C Preferred Stock totaling approximately $1,552,000.

      The foregoing issuances were made pursuant to the exemption from registration provided by Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, in that (a) the investor or its purchaser representative is reasonably believed to have such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment, (b) the investor or its purchaser representative were provided with required information and an opportunity to obtain additional information a reasonable period of time prior to the transaction, (c) the investor or its purchaser representative were advised of the limitations on resale of the Common Stock, (d) the investor represented its intention to acquire the securities for investment only and not with view to or for sale in connection with any distribution thereof, and (e) appropriate legends were affixed to the instruments issued in the transactions.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INTEGRATED PERFORMANCE SYSTEMS, INC.
                                  (Registrant)


                                  By: /s/ D. RONALD ALLEN
                                  ------------------------------------
                                      D. Ronald Allen
                                      Chief Executive Officer


 Date:     September 30, 2004